NATIXIS FUNDS

Supplement dated October 11, 2016 to the Natixis Funds Prospectuses, dated March 31, 2016 and August 31, 2016, as may be revised or supplemented from time to time, for the following funds.

LOOMIS SAYLES GLOBAL GROWTH FUND

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Effective immediately, within the subsection “Portfolio Holdings” under the section “More Information About the Fund’s Strategies” in the prospectus, the references to the Natixis Funds’ website have been updated for easier access to the Fund’s full portfolio holdings and top 10 holdings with the sentences being restated as follows:

In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund’s website at ngam.natixis.com/holdings.

In addition, a list of the Fund’s top 10 holdings as of the month end is generally available within 7 business days after the month end on the Fund’s website at ngam.natixis.com/performance.